UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2014

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-31569	41-1775532
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On March 7, 2014, Canterbury Park Holding Corporation (the “Company”) delivered a letter to Minnesota Governor Mark Dayton and to members of the Minnesota Legislature commenting on pending Minnesota minimum wage legislation. The letter discusses the potential materially adverse impact on the Company if the bill in form passed by the Minnesota House of Representatives were enacted into law. A copy of the letter is attached as Exhibit 99.1 to Form 8-K.

If new minimum wage legislation is enacted in Minnesota, the Company will provide further disclosure, as appropriate, in future SEC filings regarding the anticipated impact of such legislation.

Item 9.01 - Financial Statements and Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Letter to Governor Dayton dated March 7, 2014, commenting on pending Minnesota minimum wage legislation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: March 7, 2014	By:	/s/ David C. Hansen
David C. Hansen
Chief Financial Officer